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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    October 11, 2002
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





          Michigan                      0-27656               38-3261854
----------------------------          -----------           -------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)         Identification No.)


38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan       48335
--------------------------------------------------------------     ----------
           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (248) 476-3200
                                                   -----------------------------


                                 Not applicable
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On October 11, 2002, the Company issued the press release attached hereto as Exhibit 99.1, announcing the transfer of the listing of its securities from the Nasdaq National Market System to the Nasdaq SmallCap Market. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) - (B)         NOT APPLICABLE.

         (C)               EXHIBITS.

                            99.1 Press release regarding transfer of listing of Company's securities from NASDAQ National Market System to NASDAQ SmallCap Market, dated October 11, 2002.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHILDTIME LEARNING CENTERS, INC.


Date: October 11, 2002            By: /s/ Frank M. Jerneycic
                                     -------------------------------------------
                                      Frank M. Jerneycic
                                      Its: Chief Financial Officer and Treasurer




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                                  Exhibit Index




   99.1 Press release regarding transfer of listing of Company's securities from NASDAQ National Market System to NASDAQ
          SmallCap Market, dated October 11, 2002.